                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          COSMETIC GROUP U.S.A., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                          COSMETIC GROUP U.S.A., INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 20, 1997

                                  ------------

Notice is hereby given that the Annual Meeting of Shareholders of Cosmetic Group U.S.A., Inc., a California corporation (the "Company"), will be held at the Burbank Airport Hilton, 2500 Hollywood Way, Burbank, California, on Friday, June 20, 1997, at 10:00 a.m., Pacific Time, for the following purposes:

         1. To elect six (6) directors for the following year and until successors have been elected and qualified.

         2. To act upon the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the 1997 fiscal year.

         3. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

Only shareholders of record at the close of business on May 1, 1997 shall be entitled to notice of and to vote at the meeting or any postponements or adjournments thereof. All shareholders are cordially invited to attend the meeting in person.

                       By order of the Board of Directors


                                            Howard L. Simon
                                            Secretary
May 16, 1997
Sun Valley, California

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                           COSMETIC GROUP U.S.A., INC.

                                -----------------

                                 PROXY STATEMENT
                                -----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 20, 1997

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cosmetic Group U.S.A., Inc., a California corporation (the "Company"), of proxies for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Burbank Airport Hilton, 2500 Hollywood Way, Burbank, California, on Friday, June 20, 1997, at 10:00 a.m., Pacific Time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders ("Notice of Meeting").

The Proxy Statement, Notice of Meeting and accompanying Proxy are first being mailed to shareholders on or about May 16, 1997.

GENERAL INFORMATION

Only shareholders of record at the close of business on May 1, 1997 are entitled to notice of and to vote the shares of common stock, no par value (the "Common Stock"), of the Company held by them on such date at the Annual Meeting or any and all postponements or adjournments thereof. As of May 1, 1997, 5,183,756 shares of Common Stock were outstanding.

Each share of Common Stock entitles a shareholder to one vote on each matter to come before the Annual Meeting. However, in regard to the election of directors, if a shareholder of Common Stock attends the Annual Meeting he/she may cumulate votes. Under cumulative voting, a shareholder may cast as many votes as there are directors to be elected multiplied by the number of shares registered in the name of the shareholder as of the record date. A shareholder may cast all of his/her votes for one nominee, or he/she may distribute his/her votes among any number of nominees. Similarly, if he/she votes by proxy, he/she may withhold the proxy holder's authority to vote his/her shares for any specific nominee or all nominees. Thus, on a cumulative basis, each share of Common Stock would be entitled to six votes. Under the California General Corporation Law, to which this corporation is subject, Shareholders may cumulate their votes only if any Common Stock shareholder gives notice of an intention to cumulate his/her votes in the election of directors before any votes have been cast. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not taken into account for purposes of determining whether a proposal has been approved by the requisite shareholder vote.

If the accompanying Proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the Board of Directors' slate of nominees and "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the 1997 fiscal year, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion. Each such Proxy granted by a shareholder may be revoked by such shareholder at any time before it is exercised by filing with the secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of the Proxy.

The cost of soliciting these proxies, consisting of the printing, handling, and mailing of the proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company.

In order to assure a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of Cosmetic Group U.S.A., Inc. to solicit proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

                                     ITEM 1


                              ELECTION OF DIRECTORS


At the Annual Meeting six (6) directors will be elected to serve until the next Annual Meeting and until their successors are elected and qualified. The Board of Directors will vote all proxies received by them in the accompanying form for the nominees listed below. In the event any nominee is unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

The following are the nominees for election as directors:

                                                              First Year
                                                               Elected
Nominees                   Position with Company               Director        Age
--------                   ---------------------               --------        ---
Alfred E. Booth, Jr.       Chairman of the Board,
                           and Chief Executive Officer          1986           56

Judith E. Zegarelli        Director and Vice President
                           -New Product Development
                           and Infomercial Sales                1986           49

Frank X. McGarvey          Vice President and Director          1992           54

Jack Brehm                 Director                             1993           68

William B. Barnett         Director                             1993           55

Eric Nickerson             Director                             1996           46


BUSINESS EXPERIENCE OF DIRECTORS

ALFRED E. BOOTH, JR. is a co-founder of the Company and had been its President and a member of its Board of Directors since its inception in April 1986. Mr. Booth was appointed Chairman of the Board and Chief Executive Officer in September 1989. From January 1983 to April 1986, Mr. Booth distributed cosmetics through beauty salons, retail outlets and direct mail for Preview Products Cosmetics, Inc., a company which he co-founded with Ms. Zegarelli. Mr. Booth was President of Jhirmack of Washington, D.C. (a distributor of beauty products) from April 1976 to November 1981. From June 1963 to January 1975, Mr. Booth was employed by Potomac Beauty Supply, Inc., a mid-Atlantic distributor of beauty products for Revlon, Clairol, Wella and other national brands, in a variety of positions, starting as salesman, then sales manager and eventually President.

JUDITH E. ZEGARELLI is a co-founder of the Company and has been a Vice President and a director of the Company since April 1986. Since 1989, Ms. Zegarelli has served as Vice President-New Product Development and Infomercial Sales. From January 1983 to April 1986, Ms. Zegarelli distributed cosmetics through beauty salons, retail outlets and direct mail through Preview Products Cosmetics, Inc., a company which she co-founded with Mr. Booth. Prior to 1983, Ms. Zegarelli owned a beauty salon and demonstrated and lectured as a stylist and teacher at numerous national beauty industry trade shows for the professional products division of Clairol Incorporated.

FRANK X. MCGARVEY has been a director of the Company since June 1992 and was the Chief Financial Officer of the Company from June 1992 until August 1993. Mr. McGarvey was elected Vice President-Sales and Secretary of the Company in September 1993. In August 1995, he was elected President of the Company and in August, 1995, was re-elected as Chief Financial Officer. Mr. McGarvey resigned as President and Chief Financial Officer in July 1996, when he was elected a Vice President. He is currently President of Signature Products, Inc., a Nevada corporation, which markets personal care products. From May 1990 to March 1993, Mr. McGarvey was President of the McGarvey Group, a financial research company, and from 1984 to April 1990, he was Vice President of Agricultural Marketing Corp., a marketer of chemicals and agricultural products. In 1973, Mr. McGarvey co-founded Stoller Chemical Company, a manufacturer of micro-nutrients for the fertilizer industry which was sold to an unaffiliated corporation in 1981 and, in 1981, he founded Micron Corp., an agricultural equipment company which was sold to an unaffiliated corporation in 1983.

JACK BREHM has served as a director of the Company since August 1993. He was the Vice President-Finance and Chief Financial Officer of the Company from April 1994 until August, 1995, when he retired as an officer of the Company. Mr. Brehm currently provides consulting services to the Company. Since February 1989, Mr. Brehm also has been a director of Matthews Studio Equipment Group, a manufacturer and lessor of equipment used in the broadcasting industry, and he served as Chief Financial Officer of that corporation from February 1989 to December 1991. From 1969 until 1988, Mr. Brehm was a partner at Ernst & Young LLP.

WILLIAM B. BARNETT has served as a director of the Company since August 1993. For more than the past five years, Mr. Barnett has been an attorney in private practice specializing in corporate and securities law, and he represents the Company in a variety of legal matters.

ERIC NICKERSON has been the managing partner of Third Century II since
1976. Third Century II is a multi-million dollar investing partnership. Mr. Nickerson is also managing partner of Z Fund, an investing partnership. Mr. Nickerson graduated from the U.S. Air Force Academy with a Bachelor's degree in Economics and he received a Master's degree in Economics at the University of Michigan. In 1993, he received a degree in accounting and became a Certified Management Accountant. He has taught courses in economics, political science, engineering, accounting and finance at the U.S. Air Force Academy and at the U.S. Military Academy at West Point. Mr. Nickerson is also a director of Tenet Information Services, Inc., a producer and distributor of medical information software.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 31, 1996. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and of any committee on which he or she served.

The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants and reviewing reports of the Company's internal and external auditors regarding the Company's accounting practices and systems of internal accounting controls. This committee currently consists of Mr. Barnett, Mr. Brehm and Mr. Nickerson. The Audit Committee met twice during the fiscal year ended December 31, 1996.

The Compensation Committee reviews and approves the Company's compensation policy and has assumed responsibility for administration of the Company's 1990 Stock Incentive Plan. This Committee currently consists of Mr. Barnett, Mr. Brehm and Mr. Nickerson. The Compensation Committee met once during the fiscal year ending December 31, 1996.

Each Director of the Company who is not otherwise employed full time by the Company is paid an annual retainer of $2,500 plus $500 for each regularly scheduled Board meeting attended, $250 for each special meeting of the Board and each committee meeting attended, and $125 for each committee meeting attended that was held on the same day as a regularly scheduled Board meeting. Directors also are reimbursed for their travel expenses incurred in attending Board or committee meetings. No family relationships exist between any of the executive officers or directors of the Company.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and each exchange on which the Company's securities are registered. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all ownership forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain persons that no Form 5 was required for those persons, the Company believes that, during the year ended December 31, 1996, officers, directors, and greater than ten percent beneficial owners complied with all applicable filing requirements.

                       COMPENSATION OF EXECUTIVE OFFICERS


SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation during the last three fiscal years of the Company's Chief Executive Officer and each executive officer whose salary and bonus exceeded $100,000. No other executive officers had an annual salary and bonus, if any, which exceeded $100,000 for services in all capacities to the Company during the last fiscal year.


                                    ANNUAL COMPENSATION

                                                                      Other
                                    Long Term Compensation Awards     Compensation(2)
                                    -----------------------------     ---------------
                                    Securities Underlying Options
                                    -----------------------------
Name and
Principal Positions                Year      Salary         Bonus      Securities
-------------------                ----      ------         -----      ----------
Alfred E. Booth, Jr
  Chairman of the Board
  Chief Executive Officer          1996     $195,600(1)      --           1,597
                                   1995      183,750(1)    15,000
                                   1994      171,600         --

Judith E. Zegarelli
  Vice President --New
  Product Development              1996     $137,280          --          1,228
                                   1995      127,520       11,000
                                   1994      137,280          --

Frank X. McGarvey
  Vice President                   1996     $100,100          --            901

Howard L. Simon
  Secretary                        1996     $125,000          --          1,146

------------------------


(1) Includes $2,000 per month unaccountable expense allowance.

(2) For each named executive officer, represents Company contributions to the Cosmetic Group U.S.A.,Inc. 401K Plan, which was instituted in 1996.

EMPLOYMENT AGREEMENTS

Mr. Booth serves as Chairman of the Board and Chief Executive Officer pursuant to the terms of an employment agreement which expired June 30, 1996 and continues on a month to month basis. Under the terms of the agreement, Mr. Booth receives an annual salary of $171,600 and a bonus in an amount determined by the Board of Directors. In addition to salary and bonus, Mr. Booth is entitled to receive an automobile allowance at the rate of $800 per month and, since September 1994, he has received a $2,000 per month unaccountable expense allowance.

Ms. Zegarelli serves as Vice President-New Product Development and Infomercial Sales pursuant to the terms of an employment agreement which expired January 31, 1997 and continues on a month to month basis. Under the terms of the agreement, Ms. Zegarelli receives an annual salary of $137,280 and a bonus in an amount determined by the Board of Directors. In addition to salary and bonus, Ms. Zegarelli is entitled to receive an automobile allowance of $640 per month.


EMPLOYEE STOCK OPTION PLAN

As of December 31, 1996, stock options covering an aggregate of 957,500 option shares were outstanding (consisting of nonstatutory stock options to purchase 471,000 option shares and incentive stock options to purchase 471,000 option shares), with exercise prices ranging from $1.23 per share to $4.00 per share.


                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

There were 110,000 shares of stock options granted of which none were granted to named executive officers during the fiscal year ended December 31, 1996.


                                                Individual Grants
                                                 -----------------

                    Number of Securities
                  (shares of Common Stock)    % of Total Options            Exercise     Expira-
                      Underlying Options         Granted to Employees       Price(2)     tion
Name                      Granted (1)              in Fiscal Year           ($/share)    Date
----                  -----------------         ---------------             ---------    -------
Executive Group               --                       --                      --         --

Non-Executive Group        110,000                     100%                $2.00-$2.25      2006

----------
(1) Options vest at the rate of 33 1/3% per year, with the first installment vesting at the end of one year from the date of grant. The options were granted under the Company's 1990 Stock Incentive Plan.

(2) The exercise price is 100% of the closing market price as reported on the The Nasdaq Stock Market on the date of grant.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                                            Individual Grants
                                            -----------------

                                                       Number of         Value of Unexercised
                                                  Unexercised Options  In-the-money Options at
                        Shares                     at Fiscal Year-End    Fiscal Year-End(1)
                       Acquired on    Value            Exercisable /        Exercisable /
Name                   Exercise       Realized        Unexercisable         Unexercisable
----                   -----------    --------    --------------------  ----------------------
Alfred E. Booth, Jr.       -             -            58,227 / 10,000            -/-

Judith E. Zegarelli        -             -            53,394 / 7,333             -/-

Frank X. McGarvey          -             -            59,904 / 16,667            -/-

Howard L. Simon            -             -            10,334 / 7,666             -/-

-------------------

(1) Based upon the closing market price of the Company's Common Stock as reported on the NASDAQ Stock Market on December 31, 1996 minus the respective option exercise prices.


401(K) PLAN

In June 1996, the Company implemented a contributory retirement plan (the 40l(k)
Plan) for the majority of its employees with at least one year of service. The 401(k) Plan is designed to provide tax-deferred income to the Company's employees in accordance with the provisions of Section 401(k) of the Internal Revenue Code.

The 40l(k) Plan provides that each participant may contribute up to 15% of their salary, not to exceed the statutory limit. The Company will make a fixed-matching contribution equal to 25% of each participant's contribution up to a maximum of 4% of total annual cash compensation received by respective participants. Under the terms of the 40l(k) Plan, the Company may also make discretionary year-end contributions. Each participant has the right to direct the investment of his or her funds among named plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 7, 1995, the Company reduced the conversion price of its 8% Convertible Subordinated Notes (the "Convertible Notes") from $3.97 per share to $2.25 per share. The Company originally issued $500,000 principal amount of Convertible Notes in a private placement completed in January 1994. Between April 7, 1995 and October 31, 1995, all of the outstanding Convertible Notes were converted into approximately 222,000 shares of Common Stock. Frank X. McGarvey, a director of the Company, owned $50,000 principal amount of Convertible Notes which were converted into 22,222 shares of Common Stock in April 1995. Eric Nickerson, a nominee for director of the Company, purchased, in his capacity as manager of the Third Century II Fund, $50,000 principal amount of Convertible Notes which were converted into 22,222 shares of Common Stock in April 1995. No other officer, director or principal shareholder of the Company owned any of the Convertible Notes.

In September 1995, for a price of $2.25 per Unit, Eric Nickerson purchased, as the manager for the Third Century II and Z Fund, 88,000 Units and 12,000 Units, respectively. Each Unit consists of one share of Common Stock and one warrant to purchase one share of Common Stock at an exercise price of $3.75 per warrant.

William B. Barnett, a member of the Company's Board of Directors, has provided legal services to the Company in connection with this proxy material and certain other matters, and the Company expects Mr. Barnett to render legal services to the Company in the future. The Company believes that the terms of the legal services provided were no less favorable to it than those that could have been obtained in a comparable transaction with an unrelated party.

Jack Brehm, a member of the Company's Board of Directors, has provided financial and accounting consulting services to the Company in connection with this proxy material and certain other matters, and the Company expects Mr. Brehm to render financial and accounting consulting services to the Company in the future. The Company believes that the terms of the consulting services provided were no less favorable to it than those that could have been obtained in a comparable transaction with an unrelated party.

The Company has entered into agreements with its directors and executive officers which require the Company to indemnify such persons against expenses, judgments, fines, settlements and other amounts reasonably incurred in connection with any proceeding to which any such person may be made a party by reason of the fact that such person was an agent of the Company or by reason of any action or inaction on the part of such person while serving as an agent of the Company (including judgments, fines and settlements in or of a derivative action), unless indemnification is otherwise prohibited by law, provided such person acted in good faith and in a manner he reasonably believed to be in the best interests of the Company, and, in the case of a criminal proceeding, had no reason to believe his conduct was unlawful. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning ownership of the Company's Common Stock as of May 1, 1997 by: (a) each director of the Company; (b) each person known to the Company to be the beneficial owner of more than five percent of its Common Stock; (c) each person named in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group.


Name and Address                        Shares Beneficially
of Beneficial Owner                           Owned (1)        Percent of Class
-------------------                     --------------------   ----------------
Alfred E. Booth, Jr.(2)(3)                     948,227              18.16

Judith E. Zegarelli(2)(4)                      438,835               8.35

Frank X. McGarvey(5)                           169,904               3.25

Howard L. Simon(2)                              33,334                .71

William B. Barnett(6)                           37,100                .71

Jack Brehm(7)                                   43,090                .83

Eric Nickerson(8)                              563,817              10.88

All Officers and Directors
 as a group (7 in number)(9)                 2,234,307              43.11

-------------------------------

(1) Except as indicated in other footnotes, no effect has been given to the possible issuance of up to 54,333 shares issuable upon the exercise of outstanding options and 1,399,909 shares issuable upon the exercise of outstanding warrants.

(2) The address of each of these persons is 11312 Penrose Street, Sun Valley, California 91352.

(3) Includes 58,227 shares subject to stock options which may be acquired within sixty days of May 1, 1997.

(4) Includes 53,394 shares subject to stock options which may be acquired within sixty days of May 1, 1997.

(5) Mr. McGarvey's address is 3150 Soft Breezes, Suite 216, Las Vegas, Nevada 89128. Includes 59,904 shares subject to stock options which may be acquired within sixty days of May 1, 1997.

(6) Mr. Barnett's address is 15233 Ventura Boulevard, Suite 1110, Sherman Oaks, California 91403. Includes 37,100 shares subject to stock options which may be acquired within sixty days of May 1, 1997.

(7) Mr. Brehm's address is 19501 Greenbriar Drive, Tarzana, California 91356. Includes 40,000 shares subject to stock options which may be acquired within sixty days of May 1, 1997.

(8) Mr. Nickerson's address is 1711 Chateau Court, Fallston, Maryland 21047. Mr. Nickerson is the managing partner of two investing partnerships that own 400,000 shares and 32,000 shares respectively. Includes 99,817 warrants and 12,000 warrants owned by these partnerships. See "Certain Relationships and Related Transactions."

(9) Includes 240,358 shares subject to stock options which may be acquired within sixty days of May 1, 1997.


                                     ITEM 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1997. Ernst & Young LLP has served as the Company's independent accountants since 1992.

Services provided to the Company by Ernst & Young LLP with respect to Fiscal 1996 included the examination of the Company's financial statements, services related to filings with the Securities and Exchange Commission and consultations on various tax matters.

Representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the 1996 fiscal year will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. Shareholder ratification of the selection of accountants is not required under the laws of the State of California, but the Board has determined to ascertain the position of shareholders on the selection. The Board of Directors will reconsider the selection if it is not ratified by the shareholders.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 1997 FISCAL YEAR.


OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than that which has been referred to above. As to other business, if any, that may come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgement of the person or persons voting the proxies.

The 1997 Annual Report to the Shareholders accompanies this Proxy Statement but is not to be deemed a part of the proxy soliciting materil.

                SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

It is presently contemplated that the 1998 Annual Meeting of Shareholders will be held in June 1998. Any proposal of a shareholder intended to be presented at the Company's 1996 Annual Meeting of Shareholders must be received by the Secretary of the Company, for inclusion in the Company's proxy, notice of meeting and proxy statement relating to the 1998 Annual Meeting, by January 30, 1998.

SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.



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

PROXY                          COSMETIC GROUP U.S.A., INC.              PROXY

The undersigned hereby appoints Alfred E. Booth, Jr and Judith E. Zegarelli, or either of them, with power of substitution, as proxies, to appear and vote, as designated below, all the shares of Common Stock of Cosmetic Group U.S.A., Inc., held of record by the undersigned on May 1, 1997 at the Annual Meeting of Shareholders to be held on June 20, 1997, and any adjournments or postponements thereof.

1.  THE ELECTION OF SIX DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS:

                FOR ALL NOMINEES                   WITHHOLD AUTHORITY
                                                   (for all nominees)

     (To withhold authority to vote for an individual nominee, strike through his/her name below.) Alfred E. Booth, Jr., Judith E. Zegarelli, Frank X. McGarvey, William B. Barnett, Jack Brehm and Eric Nickerson

2. Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the 1997 fiscal year:

[ ]   FOR           [ ]  AGAINST          [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjounment or adjournments thereof:

 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION
    IS INDICATED, THE PROXY WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS.
                      Please sign and date on reverse side.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated May 16, 1997, and hereby revokes any Proxy heretofore given or executed by him/her with respect to the shares represented by this Proxy.

Please sign name exactly as name appears. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate in which capacity they sign.


----------------------------         -------------------------------------
(Signature)                          (Signature if held jointly)

----------------------------         -------------------------------------
(Please Print Name)                  (Please Print Name)


Dated:__________________, 1997

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHETHER OR NOT
   YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS
           PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.


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